EXHIBIT 99.2

FIRST QUARTER 2009

Supplemental Operating and Financial Data

Camden Summerfield - Landover, MD
291 Apartment Homes
Currently in Lease-Up

Camden Property Trust
Three Greenway Plaza, Suite 1300
Houston, Texas 77046
Phone: 713-354-2500 Fax: 713-354-2700
www.camdenliving.com

In addition to historical information, this document contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's  beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

Camden Property Trust Announces First Quarter 2009 Operating Results

HOUSTON--(BUSINESS WIRE)--April 30, 2009--Camden Property Trust (NYSE: CPT) announced that its funds from operations (“FFO”) for the first quarter of 2009 totaled $0.88 per diluted share or $51.6 million, as compared to $0.89 per diluted share or $52.3 million for the same period in 2008. The Company reported net income attributable to common shareholders (“EPS”) of $6.2 million or $0.11 per diluted share for the first quarter of 2009, as compared to $14.9 million or $0.27 per diluted share for the same period in 2008. EPS for the three months ended March 31, 2008 included a $0.13 per diluted share impact from gain on sale of properties, including discontinued operations. A reconciliation of net income attributable to common shareholders to FFO is included in the financial tables accompanying this press release.

Same-Property Results

For the 42,670 apartment homes included in consolidated same-property results, first quarter 2009 same-property net operating income (“NOI”) declined 3.8% compared to the first quarter of 2008, with revenues declining 0.5% and expenses increasing 5.5%. On a sequential basis, first quarter 2009 same-property NOI declined 2.3% compared to the fourth quarter of 2008, with revenues declining 1.1% and expenses increasing 0.9% compared to the prior quarter. Same-property physical occupancy levels for the portfolio averaged 93.6% during the first quarter of 2009, compared to 93.7% in both the first quarter and fourth quarter of 2008.

The Company defines same-property communities as communities owned and stabilized as of January 1, 2008, excluding properties held for sale and communities under redevelopment. A reconciliation of net income attributable to common shareholders to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

Development Activity

During the first quarter, the Company completed construction on Camden Dulles Station in Oak Hill, VA. As of March 31, 2009, construction had been completed on all of Camden’s wholly-owned development projects, with no material obligations remaining to fund. The Company currently has six wholly-owned apartment communities completed and in lease-up: Camden Potomac Yard in Arlington, VA, a $104.6 million project that is currently 87% leased; Camden Summerfield in Landover, MD, a $62.6 million project that is currently 86% leased; Camden Orange Court in Orlando, FL, a $45.5 million project that is currently 73% leased; Camden Cedar Hills in Austin, TX, a $23.6 million project that is currently 95% leased; Camden Whispering Oaks in Houston, TX, a $27.4 million project that is currently 87% leased; and Camden Dulles Station in Oak Hill, VA, a $72.2 million project that is currently 57% leased. The Company also had one joint venture community which was completed and in lease-up: Camden College Park in College Park, MD, a $127.9 million project that is currently 76% leased.

The Company has two joint venture communities currently under construction and in lease-up: Camden Amber Oaks in Austin, TX, a $40.0 million joint venture project that is currently 39% leased; and Braeswood Place in Houston, TX, a $48.6 million joint venture project that is currently 25% leased. Camden has two additional joint venture communities currently under construction in Houston, TX: Camden Travis Street, a $39.0 million project, and Belle Meade, a $33.2 million project. Both projects are scheduled for initial occupancy in mid- to late-2009.

Properties Held for Sale

At March 31, 2009, Camden had one operating community held for sale: Camden West Oaks, a 671-home apartment community in Houston, TX.

Financing Activities

During the quarter, Camden retired approximately $50.5 million of secured mortgage debt and $40.0 million of unsecured medium-term notes, using proceeds from its unsecured Line of Credit. Subsequent to quarter-end, the Company obtained a $420 million secured credit facility. [See press release dated April 17, 2009 for more details].

Debt Repurchases

During the first quarter, Camden repurchased and retired $7.4 million of senior unsecured notes, resulting in a $0.2 million gain on early retirement of debt. Subsequent to quarter-end, Camden repurchased and retired an additional $10.3 million of senior unsecured notes.

On April 28, 2009, Camden completed a Tender Offer for certain outstanding notes. The aggregate principal amount accepted for purchase totaled $169.5 million. The Company intends to repurchase and retire these notes on May 1, 2009 using cash balances on hand and funds from its unsecured Line of Credit. [See press release dated April 28, 2009 for more details].

Liquidity

As of March 31, 2009, Camden had $241 million outstanding on its $600 million unsecured Line of Credit. Subsequent to quarter-end, the Company repaid all balances outstanding under the Line of Credit with proceeds from a $420 million secured credit facility. Upon completion of the Tender Offer, Camden will have $82 million of debt maturities remaining in 2009 and $186 million of debt maturities in 2010.

Earnings Guidance

Camden updated its earnings guidance for 2009 based on its current and expected views of the apartment market and general economic conditions. Full-year 2009 FFO is expected to be $3.20 to $3.45 per diluted share, and full-year 2009 EPS is expected to be $0.12 to $0.37 per diluted share. Second quarter 2009 earnings guidance is $0.82 to $0.86 per diluted share for FFO and $0.05 to $0.09 per diluted share for EPS. The Company’s second quarter 2009 earnings guidance includes a $0.02 per diluted share gain on early retirement of debt recognized in April 2009, but excludes other potential future gains on the sale of properties and the early retirement of debt. Camden intends to update its earnings guidance to the market on a quarterly basis.

The Company’s 2009 earnings guidance is based on projections of same-property revenue declines between 0.5% and 2.5%, expense growth between 5.0% and 6.25%, and NOI declines between 4.5% and 7.5%. A reconciliation of expected net income attributable to common shareholders to expected FFO is included in the financial tables accompanying this press release.

Conference Call

The Company will hold a conference call on Friday, May 1, 2009 at 11:00 a.m. Central Time to review its first quarter 2009 results and discuss its outlook for future performance. To participate in the call, please dial (866) 843-0890 (domestic) or (412) 317-9250 (international) by 10:50 a.m. Central Time and enter passcode: 9409451, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Annual Meeting of Shareholders

Camden’s Annual Meeting of Shareholders will be held on May 6, 2009 at the Renaissance Hotel, 6 East Greenway Plaza, Houston, Texas, at 10:00 a.m., Central Time. The Company’s proxy statement, 10-K, and Annual Report to Shareholders are available in the Investor Relations section of the company’s website at camdenliving.com. If you wish to receive hard copies of these documents, please contact Camden’s Investor Relations Department at ir@camdenliving.com.

Forward-Looking Statements

In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

About Camden

Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 182 properties containing 63,269 apartment homes across the United States. Upon completion of four properties under development, the Company’s portfolio will increase to 64,329 apartment homes in 186 properties. Camden was recently named by FORTUNE® Magazine for the second consecutive year as one of the “100 Best Companies to Work For” in America.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)
	Three Months Ended March 31,
	2009		2008
Total property revenues (a)	$157,032		$151,464

EBITDA	85,272		87,340

Net income attributable to common shareholders	6,234		14,915
Per share - basic	0.11		0.27
Per share - diluted	0.11		0.27

Income from continuing operations attributable to common shareholders	5,649		7,108
Per share - basic	0.10		0.13
Per share - diluted	0.10		0.13

Funds from operations	51,581		52,330
Per share - diluted	0.88		0.89

Dividends per share	0.70		0.70
Dividend payout ratio	79.5%		78.7%

Interest expensed (including discontinued operations)	32,245		32,777
Interest capitalized	2,380		5,360
Total interest incurred	34,625		38,137

Principal amortization	2,415		3,280
Preferred dividends & distributions	1,750		1,750

Interest expense coverage ratio	2.6	x	2.7	x
Total interest coverage ratio	2.5	x	2.3	x
Fixed charge expense coverage ratio	2.3	x	2.3	x
Total fixed charge coverage ratio	2.2	x	2.0	x
Unencumbered real estate assets (at cost) to unsecured debt ratio	2.0	x	1.9	x

Same property NOI increase (b)	(3.8%)		1.4%
(# of apartment homes included)	42,670		43,480

Gross turnover of apartment homes (annualized)	62%		60%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	50%		53%

	As of March 31,
	2009		2008
Total assets	$4,675,042		$4,892,116
Total debt	$2,832,123		$2,910,958
Common and common equivalent shares, outstanding end of period (c)	58,551		58,611
Share price, end of period	$21.58		$50.20
Preferred units, end of period	$97,925		$97,925
Book equity value, end of period (d)	$1,570,023		$1,682,851
Market equity value, end of period (d)	$1,363,531		$3,042,272

(a) Excludes discontinued operations.

(b) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2008, excluding properties held for sale and communities under redevelopment.

(c) Includes at March 31, 2009: 55,694 common shares , plus common share equivalents upon the assumed conversion of minority interest units (2,857).

(d) Includes: common shares, preferred and common units, and common share equivalents.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended
	March 31,
OPERATING DATA	2009	2008
Property revenues
Rental revenues	$136,500	$134,263
Other property revenues	20,532	17,201
Total property revenues	157,032	151,464

Property expenses
Property operating and maintenance	42,283	39,179
Real estate taxes	18,532	17,281
Total property expenses	60,815	56,460

Non-property income
Fee and asset management income	2,031	2,412
Interest and other income	735	1,333
Income (loss) on deferred compensation plans	(4,152)	(8,541)
Total non-property income (loss)	(1,386)	(4,796)

Other expenses
Property management	4,929	4,900
Fee and asset management	1,135	1,725
General and administrative	8,232	7,960
Interest	32,245	32,573
Depreciation and amortization	43,980	41,516
Amortization of deferred financing costs	817	734
Expense (benefit) on deferred compensation plans	(4,152)	(8,541)
Total other expenses	87,186	80,867

Income from continuing operations before gain on sale of properties, including land, gain on early retirement of debt, equity in income (loss)
of joint ventures, and distributions on perpetual perferred units	7,645	9,341
Gain on sale of properties, including land	-	1,106
Gain on early retirement of debt	166	-
Equity in income (loss) of joint ventures	408	(47)
Distributions on perpetual preferred units	(1,750)	(1,750)
Income from continuing operations before income taxes	6,469	8,650
Income tax expense - current	(299)	(273)
Income from continuing operations	6,170	8,377
Income from discontinued operations	585	1,680
Gain on sale of discontinued operations	-	6,127
Net income	6,755	16,184
Less net income allocated to noncontrolling interest	(521)	(1,269)
Net income attributable to common shareholders	$6,234	$14,915

CONDENSED CONSOLIDATED STATEMENTS OF OTHER COMPREHENSIVE INCOME
Net income	$6,755	$16,184
Other comprehensive income (loss)
Unrealized loss on cash flow hedging activities	(2,936)	(19,425)
Reclassification of net losses on cash flow hedging activities	5,276	1,330
Comprehensive income (loss)	9,095	(1,911)
Less net income allocated to noncontrolling interest	(521)	(1,269)
Comprehensive income (loss) attributable to common shareholders	$8,574	($3,180)

PER SHARE DATA
Net income attributable to common shareholders - basic	$0.11	$0.27
Net income attributable to common shareholders - diluted	0.11	0.27
Income from continuing operations attributable to common shareholders - basic	0.10	0.13
Income from continuing operations attributable to common shareholders - diluted	0.10	0.13

Weighted average number of common and
common equivalent shares outstanding:
Basic	55,552	54,965
Diluted	56,047	55,625

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended
	March 31,
FUNDS FROM OPERATIONS	2009	2008

Net income attributable to common shareholders	$6,234	$14,915
Real estate depreciation and amortization from continuing operations	43,010	40,653
Real estate depreciation from discontinued operations	-	1,285
Adjustments for unconsolidated joint ventures	1,916	1,539
Income allocated to noncontrolling interest	421	1,156
(Gain) loss on sale of operating properties, net of taxes	-	(1,106)
(Gain) loss on sale of discontinued operations	-	(6,112)
Funds from operations - diluted	$51,581	$52,330

PER SHARE DATA
Funds from operations - diluted	$0.88	$0.89
Cash distributions	0.70	0.70

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	58,471	58,544

PROPERTY DATA
Total operating properties (end of period) (a)	182	181
Total operating apartment homes in operating properties (end of period) (a)	63,269	62,918
Total operating apartment homes (weighted average)	50,688	51,763
Total operating apartment homes - excluding discontinued operations (weighted average)	50,017	48,756

(a) Includes joint ventures and properties held for sale.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN				BALANCE SHEETS
				(In thousands)

(Unaudited)	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2009	2008	2008	2008	2008
ASSETS
Real estate assets, at cost
Land	$746,935	$744,059	$745,085	$755,200	$749,664
Buildings and improvements	4,466,296	4,447,587	4,442,067	4,474,749	4,435,787
	5,213,231	5,191,646	5,187,152	5,229,949	5,185,451
Accumulated depreciation	(1,023,466)	(981,049)	(952,883)	(935,640)	(907,643)
Net operating real estate assets	4,189,765	4,210,597	4,234,269	4,294,309	4,277,808
Properties under development and land	258,239	264,188	323,300	333,419	358,994
Investments in joint ventures	15,158	15,106	15,663	14,773	12,526
Properties held for sale, including land	20,696	20,653	9,495	36,152	23,299
Total real estate assets	4,483,858	4,510,544	4,582,727	4,678,653	4,672,627
Accounts receivable - affiliates	36,105	37,000	36,868	36,556	36,166
Notes receivable
Affiliates	58,481	58,109	58,240	53,849	52,331
Other	-	8,710	8,710	8,710	8,710
Other assets, net (a)	84,905	103,013	111,847	117,599	116,010
Cash and cash equivalents	7,256	7,407	29,517	1,242	947
Restricted cash	4,437	5,559	4,971	4,687	5,325
Total assets	$4,675,042	$4,730,342	$4,832,880	$4,901,296	$4,892,116

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Notes payable
Unsecured	$2,151,492	$2,103,187	$2,096,285	$2,400,027	$2,351,006
Secured	680,631	729,209	727,235	539,328	559,952
Accounts payable and accrued expenses	73,250	82,575	86,668	77,441	90,779
Accrued real estate taxes	19,113	23,600	40,664	30,664	17,769
Other liabilities (b)	137,397	149,554	124,915	129,471	146,817
Distributions payable	43,136	42,936	42,968	42,965	42,942
Total liabilities	3,105,019	3,131,061	3,118,735	3,219,896	3,209,265

Commitments and contingencies

Minority interests
Perpetual preferred units	97,925	97,925	97,925	97,925	97,925

Shareholders' equity
Common shares of beneficial interest	666	660	660	660	660
Additional paid-in capital	2,242,940	2,237,703	2,232,436	2,230,119	2,227,256
Distributions in excess of net income attributable to common shareholders	(345,481)	(312,309)	(238,301)	(272,294)	(250,845)
Notes receivable secured by common shares	(291)	(295)	(298)	(302)	(306)
Treasury shares, at cost	(462,751)	(463,209)	(463,108)	(463,574)	(463,574)
Accumulated other comprehensive loss (c)	(48,716)	(51,056)	(17,423)	(15,955)	(34,218)
Total common shareholders' equity	1,386,367	1,411,494	1,513,966	1,478,654	1,478,973
Noncontrolling interest	85,731	89,862	102,254	104,821	105,953
Total shareholders' equity	1,472,098	1,501,356	1,616,220	1,583,475	1,584,926
Total liabilities and shareholders' equity	$4,675,042	$4,730,342	$4,832,880	$4,901,296	$4,892,116

(a) includes:
net deferred charges of:	$10,061	$10,505	$11,388	$9,434	$10,287
value of in place leases of:	-	-	-	-	$62

(b) includes:
deferred revenues of:	$2,402	$2,640	$2,940	$2,747	$2,575
(above)/below market leases of:	-	-	-	-	($6)
distributions in excess of investments in joint ventures of:	$31,318	$30,105	$27,977	$26,022	$25,065
fair value adjustment of derivative instruments:	$48,693	$51,068	$17,511	$15,955	$34,218

(c) Represents the fair value adjustment of derivative instruments and gain on post retirement obligations.

CAMDEN							PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT MARCH 31, 2009 (in apartment homes)

	"Same Property"	Non-"Same Property" (a)	Wholly - Owned	Joint Venture	Stabilized Operating	Completed in Lease-up	Total Operating	Under Construction	Total
D.C. Metro (b)(c)	4,157	368	4,525	-	4,525	1,543	6,068	-	6,068
Las Vegas, NV	2,889	1,080	3,969	4,047	8,016	-	8,016	-	8,016
Los Angeles/Orange County, CA	1,770	-	1,770	711	2,481	-	2,481	-	2,481
San Diego/Inland Empire, CA	846	350	1,196	-	1,196	-	1,196	-	1,196
Tampa, FL	4,965	538	5,503	-	5,503	-	5,503	-	5,503
Dallas, TX	4,723	940	5,663	456	6,119	-	6,119	-	6,119
Houston, TX (d)	2,679	2,180	4,859	1,487	6,346	274	6,620	712	7,332
SE Florida	2,520	-	2,520	-	2,520	-	2,520	-	2,520
Charlotte, NC	3,286	288	3,574	-	3,574	-	3,574	-	3,574
Orlando, FL	3,296	-	3,296	-	3,296	261	3,557	-	3,557
Atlanta, GA	3,202	-	3,202	-	3,202	-	3,202	-	3,202
Denver, CO	1,851	-	1,851	320	2,171	-	2,171	-	2,171
Raleigh, NC	2,704	-	2,704	-	2,704	-	2,704	-	2,704
Phoenix, AZ	1,441	-	1,441	992	2,433	-	2,433	-	2,433
Austin, TX (e)	1,645	-	1,645	253	1,898	208	2,106	348	2,454
Other	696	1,066	1,762	3,237	4,999	-	4,999	-	4,999

Total Portfolio	42,670	6,810	49,480	11,503	60,983	2,286	63,269	1,060	64,329

(a) Includes two redevelopment properties (672 apartment homes) and one property held for sale and reported in discontinued operations (671 apartment homes).
(b) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.
(c) 508 units completed in lease up in College Park, MD are held through a joint venture investment.
(d) 712 units under construction in Houston, TX are held through joint venture investments, of which 253 units are fully consolidated.
(e) 348 units under construction in Austin, TX are held through a joint venture investment.

FIRST QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION					WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED: (h)

	"Same Property"	Operating	Incl. JVs at		Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	Communities	Communities (f)	Pro Rata % (g)		2009	2008	2008	2008	2008
D.C. Metro	15.7%	16.4%	16.0%		94.2%	94.8%	96.5%	96.0%	94.4%
Las Vegas, NV	6.2%	7.5%	8.5%		93.0%	93.0%	95.2%	94.9%	93.9%
Los Angeles/Orange County, CA	7.6%	6.3%	6.6%		92.3%	94.2%	94.4%	94.7%	93.5%
San Diego/Inland Empire, CA	2.8%	3.3%	3.2%		91.6%	91.0%	94.4%	94.6%	94.5%
Tampa, FL	8.6%	8.0%	7.7%		93.5%	93.3%	93.5%	93.4%	93.8%
Dallas, TX	7.3%	7.3%	7.1%		93.4%	93.0%	94.1%	93.7%	92.7%
Houston, TX	5.4%	9.1%	9.3%		95.0%	95.6%	95.0%	95.3%	95.2%
SE Florida	8.5%	7.2%	6.8%		94.5%	95.1%	95.8%	95.4%	94.3%
Charlotte, NC	7.1%	6.4%	6.1%		92.6%	92.4%	94.6%	94.7%	92.9%
Orlando, FL	6.6%	5.8%	5.6%		94.2%	93.3%	95.0%	93.7%	93.9%
Atlanta, GA	6.6%	5.6%	5.4%		92.4%	93.3%	94.7%	94.7%	93.5%
Denver, CO	4.6%	3.8%	4.0%		93.7%	93.5%	96.0%	95.7%	94.5%
Raleigh, NC	5.6%	4.7%	4.4%		94.0%	92.7%	95.0%	94.3%	94.1%
Phoenix, AZ	3.0%	2.5%	2.7%		92.7%	92.0%	92.4%	93.1%	93.2%
Austin, TX	2.8%	2.5%	2.5%		93.1%	93.8%	95.1%	94.4%	94.1%
Other	1.6%	3.6%	4.1%		94.4%	94.6%	95.4%	95.7%	94.8%

Total Portfolio	100.0%	100.0%	100.0%		93.6%	93.6%	94.9%	94.6%	93.9%

(f) Operating communities include wholly-owned communities and completed communities in lease-up at quarter end and exclude communities sold during the quarter.
(g) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.
(h) Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up, under development, or under redevelopment.

CAMDEN	COMPONENTS OF
	PROPERTY NET OPERATING INCOME
	(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended March 31,
Property Revenues	Homes	2009	2008	Change
"Same Property" Communities (a)	42,670	$131,232	$131,842	($610)
Non-"Same Property" Communities (b)	5,467	17,985	15,401	2,584
Development and Lease-Up Communities (c)	2,031	5,237	488	4,749
Redevelopment Communities (d)	672	1,383	1,433	(50)
Dispositions / Other (e)	-	1,195	2,300	(1,105)
Total Property Revenues	50,840	$157,032	$151,464	$5,568

Property Expenses
"Same Property" Communities (a)	42,670	$50,360	$47,756	$2,604
Non-"Same Property" Communities (b)	5,467	6,316	6,437	(121)
Development and Lease-Up Communities (c)	2,031	2,501	543	1,958
Redevelopment Communities (d)	672	679	675	4
Dispositions / Other (e)	-	959	1,049	(90)
Total Property Expenses	50,840	$60,815	$56,460	$4,355

Property Net Operating Income
"Same Property" Communities (a)	42,670	$80,872	$84,086	($3,214)
Non-"Same Property" Communities (b)	5,467	11,669	8,964	2,705
Development and Lease-Up Communities (c)	2,031	2,736	(55)	2,791
Redevelopment Communities (d)	672	704	758	(54)
Dispositions / Other (e)	-	236	1,251	(1,015)
Total Property Net Operating Income	50,840	$96,217	$95,004	$1,213

Income from Discontinued Operations(f)	Three Months Ended March 31,
	2009	2008
Property Revenues	$1,197	$6,100
Property Expenses	612	2,924
Property Net Operating Income	585	3,176
Interest	-	(204)
Depreciation and Amortization	-	(1,292)
Gain on sale of discontinued operations	-	6,127
Income from Discontinued Operations	$585	$7,807

Notes:
(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2008, excluding properties held for sale and Redevelopment Communities.
(b)
Non-"Same Property" Communities are stabilized communities acquired or developed by the Company after January 1, 2008, or redeveloped prior to January 1, 2009, excluding properties held for sale and Redevelopment Communities.

(c)	Development and Lease-Up Communities are non-stabilized communities developed or acquired by the Company after January 1, 2008, excluding properties held for sale and Redevelopment Communities.
(d)	Redevelopment Communities are communities redeveloped by the Company after January 1, 2009, excluding properties held for sale.
(e)	Disposition Communities include those communities disposed of by the Company which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental properties.
(f)	Represents operating results for communities disposed of during 2008 and held for sale at March 31, 2009, of which Camden has, or expects to have, no continuing involvement.

CAMDEN				"SAME PROPERTY"
				FIRST QUARTER COMPARISONS
				March 31, 2009
				(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	1Q09	1Q08	Growth	1Q09	1Q08	Growth	1Q09	1Q08	Growth

D.C. Metro	$18,362	$18,298	0.3%	$5,649	$5,057	11.7%	$12,713	$13,241	(4.0%)
Las Vegas, NV	7,670	7,896	(2.9%)	2,666	2,618	1.8%	5,004	5,278	(5.2%)
Los Angeles/Orange County, CA	8,739	8,960	(2.5%)	2,622	2,527	3.8%	6,117	6,433	(4.9%)
San Diego/Inland Empire, CA	3,794	3,960	(4.2%)	1,518	1,421	6.8%	2,276	2,539	(10.4%)
Tampa, FL	12,864	12,813	0.4%	5,936	5,606	5.9%	6,928	7,207	(3.9%)
Dallas, TX	11,162	10,818	3.2%	5,252	5,025	4.5%	5,910	5,793	2.0%
Houston, TX	7,518	7,276	3.3%	3,144	2,980	5.5%	4,374	4,296	1.8%
SE Florida	11,275	11,506	(2.0%)	4,401	4,273	3.0%	6,874	7,233	(5.0%)
Charlotte, NC	9,248	9,499	(2.6%)	3,477	3,398	2.3%	5,771	6,101	(5.4%)
Orlando, FL	8,932	9,094	(1.8%)	3,585	3,388	5.8%	5,347	5,706	(6.3%)
Atlanta, GA	8,995	8,993	0.0%	3,632	3,354	8.3%	5,363	5,639	(4.9%)
Denver, CO	5,344	5,296	0.9%	1,637	1,579	3.7%	3,707	3,717	(0.3%)
Raleigh, NC	6,940	7,003	(0.9%)	2,451	2,437	0.6%	4,489	4,566	(1.7%)
Phoenix, AZ	3,969	4,042	(1.8%)	1,551	1,378	12.6%	2,418	2,664	(9.2%)
Austin, TX	4,288	4,315	(0.6%)	2,042	1,954	4.5%	2,246	2,361	(4.9%)
Other	2,132	2,073	2.8%	797	761	4.7%	1,335	1,312	1.8%

Total Same Property	$131,232	$131,842	(0.5%)	$50,360	$47,756	5.5%	$80,872	$84,086	(3.8%)

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	1Q09	1Q08	Change	1Q09	1Q08	Change

D.C. Metro	4,157		15.7%	94.5%	94.4%	0.1%	$1,418	$1,436	(1.2%)
Las Vegas, NV	2,889		6.2%	93.3%	93.6%	(0.3%)	836	869	(3.8%)
Los Angeles/Orange County, CA	1,770		7.6%	92.4%	93.7%	(1.3%)	1,620	1,659	(2.4%)
San Diego/Inland Empire, CA	846		2.8%	91.8%	94.5%	(2.7%)	1,504	1,528	(1.6%)
Tampa, FL	4,965		8.6%	93.6%	93.8%	(0.2%)	776	809	(4.1%)
Dallas, TX	4,723		7.3%	93.4%	92.1%	1.3%	718	717	0.1%
Houston, TX	2,679		5.4%	95.5%	95.1%	0.4%	882	851	3.6%
SE Florida	2,520		8.5%	94.5%	94.3%	0.2%	1,405	1,473	(4.6%)
Charlotte, NC	3,286		7.1%	92.5%	92.9%	(0.4%)	876	926	(5.4%)
Orlando, FL	3,296		6.6%	94.2%	93.9%	0.3%	848	891	(4.8%)
Atlanta, GA	3,202		6.6%	92.4%	93.5%	(1.1%)	877	910	(3.6%)
Denver, CO	1,851		4.6%	93.7%	94.4%	(0.7%)	903	898	0.5%
Raleigh, NC	2,704		5.6%	94.0%	94.1%	(0.1%)	763	792	(3.7%)
Phoenix, AZ	1,441		3.0%	92.9%	93.0%	(0.1%)	840	920	(8.7%)
Austin, TX	1,645		2.8%	93.0%	94.0%	(1.0%)	800	809	(1.1%)
Other	696		1.6%	94.8%	93.3%	1.5%	965	962	0.3%

Total Same Property	42,670		100.0%	93.6%	93.7%	(0.1%)	$961	$987	(2.6%)

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2008, excluding properties held for sale and communities under redevelopment since January 1, 2008.

(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

CAMDEN				"SAME PROPERTY"
				SEQUENTIAL QUARTER COMPARISONS
				March 31, 2009
				(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	1Q09	4Q08	Growth	1Q09	4Q08	Growth	1Q09	4Q08	Growth

D.C. Metro	$18,362	$18,512	(0.8%)	$5,649	$5,476	3.2%	$12,713	$13,036	(2.5%)
Las Vegas, NV	7,670	7,896	(2.9%)	2,666	2,736	(2.6%)	5,004	5,160	(3.0%)
Los Angeles/Orange County, CA	8,739	8,977	(2.7%)	2,622	2,744	(4.4%)	6,117	6,233	(1.9%)
San Diego/Inland Empire, CA	3,794	3,877	(2.1%)	1,518	1,521	(0.2%)	2,276	2,356	(3.4%)
Tampa, FL	12,864	12,803	0.5%	5,936	5,988	(0.9%)	6,928	6,815	1.7%
Dallas, TX	11,162	11,195	(0.3%)	5,252	5,077	3.4%	5,910	6,118	(3.4%)
Houston, TX	7,518	7,573	(0.7%)	3,144	3,020	4.1%	4,374	4,553	(3.9%)
SE Florida	11,275	11,390	(1.0%)	4,401	4,515	(2.5%)	6,874	6,875	0.0%
Charlotte, NC	9,248	9,472	(2.4%)	3,477	3,344	4.0%	5,771	6,128	(5.8%)
Orlando, FL	8,932	8,840	1.0%	3,585	3,658	(2.0%)	5,347	5,182	3.2%
Atlanta, GA	8,995	9,164	(1.8%)	3,632	3,602	0.8%	5,363	5,562	(3.6%)
Denver, CO	5,344	5,437	(1.7%)	1,637	1,680	(2.6%)	3,707	3,757	(1.3%)
Raleigh, NC	6,940	6,962	(0.3%)	2,451	2,216	10.6%	4,489	4,746	(5.4%)
Phoenix, AZ	3,969	4,055	(2.1%)	1,551	1,477	5.0%	2,418	2,578	(6.2%)
Austin, TX	4,288	4,376	(2.0%)	2,042	2,083	(2.0%)	2,246	2,293	(2.0%)
Other	2,132	2,169	(1.7%)	797	766	4.0%	1,335	1,403	(4.8%)

Total Same Property	$131,232	$132,698	(1.1%)	$50,360	$49,903	0.9%	$80,872	$82,795	(2.3%)

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	1Q09	4Q08	Change	1Q09	4Q08	Change

D.C. Metro	4,157		15.7%	94.5%	95.1%	(0.6%)	$1,418	$1,430	(0.8%)
Las Vegas, NV	2,889		6.2%	93.3%	93.4%	(0.1%)	836	852	(1.8%)
Los Angeles/Orange County, CA	1,770		7.6%	92.4%	94.8%	(2.4%)	1,620	1,649	(1.8%)
San Diego/Inland Empire, CA	846		2.8%	91.8%	91.5%	0.3%	1,504	1,538	(2.2%)
Tampa, FL	4,965		8.6%	93.6%	93.3%	0.3%	776	780	(0.5%)
Dallas, TX	4,723		7.3%	93.4%	93.0%	0.4%	718	726	(1.1%)
Houston, TX	2,679		5.4%	95.5%	95.6%	(0.1%)	882	881	0.2%
SE Florida	2,520		8.5%	94.5%	95.1%	(0.6%)	1,405	1,440	(2.4%)
Charlotte, NC	3,286		7.1%	92.5%	92.3%	0.2%	876	903	(3.0%)
Orlando, FL	3,296		6.6%	94.2%	93.3%	0.9%	848	865	(1.9%)
Atlanta, GA	3,202		6.6%	92.4%	93.3%	(0.9%)	877	898	(2.3%)
Denver, CO	1,851		4.6%	93.7%	93.6%	0.1%	903	921	(2.0%)
Raleigh, NC	2,704		5.6%	94.0%	92.7%	1.3%	763	782	(2.5%)
Phoenix, AZ	1,441		3.0%	92.9%	93.1%	(0.2%)	840	856	(1.9%)
Austin, TX	1,645		2.8%	93.0%	94.1%	(1.1%)	800	814	(1.7%)
Other	696		1.6%	94.8%	94.6%	0.2%	965	972	(0.8%)

Total Same Property	42,670		100.0%	93.6%	93.7%	(0.1%)	$961	$977	(1.6%)

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2008, excluding properties held for sale and communities under redevelopment since January 1, 2008.

(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

CAMDEN	JOINT VENTURE OPERATIONS
	(In thousands, except per share and property data amounts)

Company's Pro-rata Share of Joint Venture Operations:
(Unaudited)
	Three Months Ended
	March 31,
OPERATING DATA (a)	2009	2008
Property Revenues
Rental revenues	$6,495	$5,568
Other property revenues	947	710
Total property revenues	7,442	6,278

Property Expenses
Property operating and maintenance	2,065	1,860
Real estate taxes	868	620
Total property expenses	2,933	2,480

Net Operating Income (NOI)	4,509	3,798

Other expenses
Interest	2,111	2,146
Depreciation and amortization	1,937	1,559
Other	53	140
Total other expenses	4,101	3,845

Equity in income (loss) of joint ventures	$408	($47)

	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2009	2008	2008	2008	2008
BALANCE SHEET DATA (b)
Land	$209,453	$217,730	$213,838	$199,649	$172,174
Buildings and improvements	1,050,523	1,030,486	1,016,545	966,068	885,952
	1,259,976	1,248,216	1,230,383	1,165,717	1,058,126
Accumulated depreciation	(155,928)	(145,828)	(135,850)	(126,122)	(117,069)
Real estate assets, net	1,104,048	1,102,388	1,094,533	1,039,595	941,057
Properties under development and land	82,106	81,719	81,139	74,702	151,352
Cash and other assets, net	26,305	26,629	34,820	40,248	24,424
Total assets	1,212,459	1,210,736	1,210,492	1,154,545	1,116,833

Notes payable	996,356	984,200	967,930	918,377	897,178
Notes payable due to Camden	57,645	56,928	56,748	52,405	51,086
Other liabilities	21,647	24,578	27,716	20,067	17,327
Total liabilities	1,075,648	1,065,706	1,052,394	990,849	965,591

Members' equity	136,811	145,030	158,098	163,696	151,242
Total liabilities and members' equity	$1,212,459	$1,210,736	$1,210,492	$1,154,545	$1,116,833

Camden's equity investment	$15,158	$15,106	$15,663	$14,773	$12,526
Distributions in excess of investment in joint ventures	($31,318)	($30,105)	($27,977)	($26,022)	($25,065)

Camden's pro-rata share of debt (c)	$239,377	$236,407	$231,417	$220,436	$211,128

PROPERTY DATA (end of period)
Total operating properties	40	40	40	37	37
Total operating apartment homes	12,011	12,011	12,011	10,960	10,960
Pro rata share of operating apartment homes	2,443	2,443	2,443	2,153	2,153
Total development properties	3	3	4	5	5
Total development apartment homes	807	807	1,126	1,605	1,605
Pro rata share of development apartment homes	207	207	303	447	447

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Balance sheet and property data reported at 100%.
(c) Excludes Camden's pro-rata share of notes payable due to Camden.

CAMDEN			CURRENT DEVELOPMENT PIPELINE

(Unaudited)

DEVELOPMENT PIPELINE AS OF MARCH 31, 2009 ($ in millions)

						Estimated/Actual Dates for
		Total		Total		Construction	Initial	Construction	Stabilized	As of 4/26/09
Completed Communities		Homes		Cost		Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Potomac Yard	378		$104.6		1Q05	3Q07	2Q08	4Q09	87%	75%
	Arlington, VA
2.	Camden Summerfield	291		62.6		2Q06	4Q07	2Q08	4Q09	86%	84%
	Landover, MD
3.	Camden Orange Court	261		45.5		2Q06	1Q08	2Q08	3Q09	73%	69%
	Orlando, FL
4.	Camden Cedar Hills	208		23.6		2Q07	2Q08	4Q08	2Q09	95%	89%
	Austin, TX
5.	Camden Whispering Oaks	274		27.4		3Q07	2Q08	4Q08	3Q09	87%	83%
	Houston, TX
6.	Camden Dulles Station	366		72.2		1Q06	2Q08	1Q09	3Q10	57%	56%
	Oak Hill, VA

Total Completed Communities		1,778		$335.9						80%	75%

							Estimated/Actual Dates for
		Total	Total	Cost	Amount	Construction	Initial	Construction	Stabilized
Development Communities		Homes	Budget	to Date	in CIP	Start	Occupancy	Completion	Operations

UNDER CONSTRUCTION

7.	Camden Travis Street (a)	253	$39.0	$13.1	$13.1	3Q08	4Q09	1Q10	3Q10
	Houston, TX

Total Development Communities		253	$39.0	$13.1	$13.1

Additional land (b)					245.1

Total Properties Under Development and Land (per Balance Sheet)					$258.2

NOI CONTRIBUTION FROM NON STABILIZED COMMUNITIES ($ in millions)
								Total Cost	1Q09 NOI
Completed Communities in lease-up								$335.9	$2.7
Development Communities								13.1	0.0
	Total Development NOI Contribution							$349.0	$2.7

(a) Camden Travis Street, formerly known as Camden Sutherland, is owned in a fully consolidated joint venture, of which Camden retains a 25% ownership.
(b) Please refer to the development pipeline and land summary on page 17.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN		JOINT VENTURE DEVELOPMENT PIPELINE

(Unaudited)

JOINT VENTURE DEVELOPMENT PIPELINE AS OF MARCH 31, 2009 ($ in millions)

							Estimated/Actual Dates for
Joint Venture Camden Developed Communities		Total		Total			Construction	Initial	Construction	Stabilized	As of 4/26/09
Completed		Homes		Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied

1.	Camden College Park	508		$127.9			3Q06	4Q07	3Q08	1Q10	76%	73%
	College Park, MD

Total Joint Venture Camden Developed
Communities Completed		508		$127.9

							Estimated/Actual Dates for
Joint Venture Camden Developed Communities		Total	Total	Cost	Amount		Construction	Initial	Construction	Stabilized	As of 4/26/09
Under Construction		Homes	Budget	to Date	in CIP		Start	Occupancy	Completion	Operations	% Leased	% Occupied

1.	Camden Amber Oaks	348	$40.0	$33.9	$5.8		4Q07	4Q08	2Q09	1Q10	39%	32%
	Austin, TX

Total Joint Venture Camden Developed
Communities Under Construction		348	$40.0	$33.9	$5.8

					Camden
					Cash	Camden	Estimated/Actual Dates for
Joint Venture Third Party Developed		Total	Total	Cost	Equity	Mezzanine	Construction	Initial	Construction	Stabilized	As of 4/26/09
Communities Under Construction		Homes	Budget	to Date	Invested	Invested	Start	Occupancy	Completion	Operations	% Leased	% Occupied

1.	Braeswood Place	340	$48.6	$46.8	$1.4	$8.5	1Q07	1Q09	2Q09	2Q10	25%	11%
	Houston, TX
2.	Belle Meade	119	33.2	25.0	1.0	5.7	4Q07	3Q09	4Q09	1Q10
	Houston, TX

Total Joint Venture Third Party Developed
Communities		459	$81.8	$71.8	$2.4	$14.2

					Camden
					Cash	Camden
Joint Venture Third Party Developed Pipeline		Total		Cost	Equity	Mezzanine
Communities		Acres		to Date	Invested	Invested

1.	Lakes at 610	6.1		$6.7	$1.1	$2.8
	Houston, TX
2.	Town Lake	25.9		38.9	9.0	-
	Austin, TX

Total Joint Venture Third Party Developed
Pipeline Communities		32.0		$45.6	$10.1	$2.8

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN		DEVELOPMENT PIPELINE, LAND
		& LAND HELD FOR SALE

(Unaudited)

DEVELOPMENT PIPELINE AND LAND AS OF MARCH 31, 2009 ($ in millions)

		Projected
PIPELINE COMMUNITIES (a)		Homes	Cost to Date

1.	Camden South Capitol	276	$27.8
	Washington, DC
2.	Camden Lake Nona	432	22.7
	Orlando, FL
3.	Camden Noma I	313	25.5
	Washington, DC
4.	Camden Deer Springs	428	20.5
	Las Vegas, NV
5.	Camden North Lamar	290	8.5
	Austin, TX
6.	Camden McGowen Station	237	11.1
	Houston, TX
7.	Camden Summerfield II	187	19.0
	Landover, MD
8.	Camden City Centre II	239	8.1
	Houston, TX
9.	Camden Amber Oaks II	244	4.4
	Austin, TX
10.	Camden Andrau	601	9.2
	Houston, TX
11.	Camden Countryway	348	16.5
	Tampa, FL
12.	Camden Celebration	438	15.6
	Orlando, FL

Development Pipeline		4,033	$188.9

Other (b)			$56.2

Total Development Pipeline and Land			$245.1

			Current
LAND HELD FOR SALE AS OF MARCH 31, 2009 ($ in millions)		Acres	Book Value
1.	Southeast Florida	2.2	$7.4
2.	Dallas	2.4	1.8

Total Land Parcels Held For Sale:		4.6	$9.2

(a) Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.

(b) Includes land holdings no longer under active development and predevelopment costs incurred in pursuit of new developments.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN				REDEVELOPMENT SUMMARY

(Unaudited)

REDEVELOPMENT SUMMARY AS OF MARCH 31, 2009 ($ in millions)

			Homes			Estimated/Actual Dates for
		Total	Redeveloped	Total	Cost	Redevelopment	Redevelopment	Project	1Q09 Average
Communities Under Redevelopment		Homes	To Date	Budget	to Date	Start	Completion	Restabilization	% Occupied
1.	Camden Foxcroft	156	153	$1.4	$1.4	4Q07	2Q09	3Q09	89%
	Charlotte, NC
2.	Camden Valley Park	516	259	5.5	2.6	2Q08	1Q10	2Q10	84%
	Irving, TX

Total Communities Under Redevelopment		672	412	$6.9	$4.0				85%

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN		NOTES RECEIVABLE SUMMARY

(Unaudited)

NOTES RECEIVABLE AS OF MARCH 31, 2009 ($ in thousands)

			03/31/09	03/31/09	12/31/08
			Total	Note	Note
Location	Current Property Type	Current Status	Homes	Balance	Balance
Irvine, CA	Multifamily	Stable	290	$22,736	$22,616
Houston, TX	Multifamily	Stable/Development/Predevelopment	1,049	26,231	34,791
College Park, MD	Multifamily	Completed in Lease-Up	508	9,514	9,412

Total Notes Receivable:			1,847	$58,481	$66,819

Weighted Average Interest Rate Recognized:				5.7%	7.0%

CAMDEN			DEBT ANALYSIS
			(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF MARCH 31, 2009:

	Future Scheduled Repayments					Weighted Average
		Secured	Unsecured		Percent	Interest Rate on
Year	Amortization	Maturities	Maturities	Total	of Total	Maturing Debt
2009	$4,909	$0	$81,867	$86,776	3.1%	4.7%
2010	6,932	48,340	247,481	302,753	10.7%	5.2%
2011	4,176	91,671	185,000	280,847	9.9%	6.3%
2012	2,692	69,541	700,000	772,233	27.3%	5.4%
2013	1,386	25,831	200,000	227,217	8.0%	5.4%
Thereafter	35,721	388,827	496,750	921,298	32.5%	4.7%
Total Maturing Debt	$55,816	$624,209	$1,911,098	$2,591,123	91.5%	5.2%

Unsecured Line of Credit	0	0	241,000	241,000	8.5%	1.4%
Total Debt	$55,816	$624,209	$2,152,098	$2,832,123	100.0%	4.9%

Weighted Average Maturity of Debt		4.6 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$462,055	16.3%	1.7%	6.2 Years
Fixed rate debt		2,370,068	83.7%	5.5%	4.3 Years
Total		$2,832,123	100.0%	4.9%	4.6 Years

				Weighted Average
SECURED vs. UNSECURED DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt		$2,151,492	76.0%	5.1%	3.7 Years
Secured debt		680,631	24.0%	4.2%	7.5 Years
Total		$2,832,123	100.0%	4.9%	4.6 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt (a)		$459,576	67.5%	5.2%	5.7 Years
Conventional variable-rate mortgage debt (a)		178,735	26.3%	2.1%	9.1 Years
Tax exempt variable rate debt		42,320	6.2%	1.8%	19.2 Years
Total		$680,631	100.0%	4.2%	7.5 Years

REAL ESTATE ASSETS: (b)		Total Homes	% of Total	Total Cost	% of Total
Unencumbered real estate assets		41,473	80.5%	$4,401,516	79.9%
Encumbered real estate assets		10,038	19.5%	1,104,303	20.1%
Total		51,511	100.0%	$5,505,819	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is 2.0 times

(a) Mortgage debt includes a construction loan for Camden Travis Street with a $10.0MM balance at 3/31/09, of which $5.7MM was fixed utilizing an interest rate swap.
(b) Real estate assets include communities under development and exclude communities held through unconsolidated joint ventures.

CAMDEN			PRO FORMA DEBT MATURITY ANALYSIS
					(In thousands)

(Unaudited)

DEBT MATURITIES PRO FORMA FOR SECURED LOAN & BOND REPURCHASES TO INCLUDE TRANSACTIONS COMPLETED
AFTER MARCH 31, 2009:

	Future Scheduled Repayments				Weighted Average
		Secured	Unsecured		Interest Rate on
Year	Amortization	Maturities	Maturities	Total	Maturing Debt
2009	$4,945	$0	$81,867	$86,812	4.7%
2010	6,978	48,339	137,571	192,888	5.4%
2011	4,186	91,671	125,441	221,298	5.9%
2012	2,697	69,541	689,667	761,905	5.4%
2013	1,386	25,831	200,000	227,217	5.4%
Thereafter	35,721	808,827	496,750	1,341,298	4.8%
Total Maturing Debt	$55,913	$1,044,209	$1,731,296	$2,831,418	5.1%

Unsecured Line of Credit	0	0	0	0	0.0%
Total Debt	$55,913	$1,044,209	$1,731,296	$2,831,418	5.1%

Weighted Average Maturity of Debt		5.9 Years

	Future Scheduled Repayments				Weighted Average
		Secured	Unsecured		Interest Rate on
Quarter	Amortization	Maturities	Maturities	Total	Maturing Debt
2Q 2009	$1,233	$0	$0	$1,233	N/A
3Q 2009	1,831	0	81,867	83,698	4.7%
4Q 2009	1,881	0	0	1,881	N/A
2009	$4,945	$0	$81,867	$86,812	4.7%

1Q 2010	$1,931	$0	$55,270	$57,201	4.4%
2Q 2010	1,906	0	0	1,906	N/A
3Q 2010	1,619	48,339	82,301	132,259	5.8%
4Q 2010	1,522	0	0	1,522	N/A
2010	$6,978	$48,339	$137,571	$192,888	5.4%

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Gross Asset Value	<	60%	51%	Yes

Secured Debt to Gross Asset Value	<	40%	12%	Yes

Consolidated EBITDA to Total Fixed Charges	>	150%	217%	Yes

Unencumbered Adjusted NOI to Unsecured Interest Expense	>	200%	254%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Total Asset Value	<	60%	51%	Yes

Total Secured Debt to Total Asset Value	<	40%	12%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	209%	Yes

Consolidated Income Available for Debt Service to Total	>	150%	246%	Yes
Annual Service Charges

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN		UNCONSOLIDATED REAL ESTATE INVESTMENTS
		DEBT ANALYSIS
		(In thousands, except property data amounts)

(Unaudited)

PRO RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF MARCH 31, 2009:

	Future Scheduled Repayments				Weighted Average
		Secured		Percent	Interest Rate on
Year (a)	Amortization	Maturities	Total	of Total	Maturing Debt
2009	$195	$33,847	$34,042	14.2%	1.9%
2010	277	65,324	65,601	27.4%	1.8%
2011	320	4,637	4,957	2.1%	2.1%
2012	358	111,275	111,633	46.6%	5.1%
2013	438	0	438	0.2%	N/A
Thereafter	4,681	17,910	22,591	9.4%	3.9%
Total Maturing Debt	$6,269	$232,993	$239,262	100.0%	3.6%

Subscription line of credit (b)	0	115	115	0.0%	1.7%
Total Debt	$6,269	$233,108	$239,377	100.0%	3.6%

Weighted Average Maturity of Debt (a)		2.8 Years

Total Recourse Exposure (c)		$74,153

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity (a)
Floating rate debt		$118,482	49.5%	1.8%	2.1 Years
Fixed rate debt		120,895	50.5%	5.3%	3.5 Years
Total		$239,377	100.0%	3.6%	2.8 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity (a)
Conventional fixed-rate mortgage debt		$120,895	50.5%	5.3%	3.5 Years
Conventional variable-rate mortgage debt		9,980	4.2%	1.9%	5.2 Years
Tax exempt variable rate debt		4,579	1.9%	1.0%	23.0 Years
Variable-rate construction loans (d)		103,808	43.4%	1.8%	0.9 Years
Subscription line of credit		115	0.0%	1.7%	1.4 Years
Total		$239,377	100.0%	3.6%	2.8 Years

REAL ESTATE ASSETS: (e)		Total Homes	Total Cost
Operating real estate assets		12,011	$1,190,693
Development real estate assets		807	151,389
Total		12,818	$1,342,082

(a) Excluding extension options.
(b) As of March 31, 2009 these borrowings are drawn under a subscription secured line of credit with $15.0M in total capacity. Camden has a 20% ownership interest in the borrowing entity.
(c) Represents Camden's potential liability under joint venture construction loan guarantees as of March 31, 2009.
(d) Excludes Camden's pro-rata share of Notes Payable due to Camden.
(e) Balance sheet and property data reported at 100%.

CAMDEN		UNCONSOLIDATED REAL ESTATE INVESTMENTS
		DEBT MATURITY ANALYSIS
				(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2009 and 2010: (a)

				Weighted Average
	Future Scheduled Repayments			Interest Rate on
Quarter	Amortization	Secured Maturities	Total	Maturing Debt
2Q 2009	$63	$24,759	$24,822	2.0%
3Q 2009	65	0	65	N/A
4Q 2009	67	9,088	9,155	1.5%
2009	$195	$33,847	$34,042	1.9%

1Q 2010	$70	$13,545	$13,615	2.4%
2Q 2010	67	19,180	19,247	1.8%
3Q 2010	68	32,714	32,782	1.6%
4Q 2010	72	0	72	N/A
2010	$277	$65,439	$65,716	1.8%

(a) 3Q 2010 maturities include a subscription secured line of credit with $115M (Camden's 20% pro-rata share) oustanding as of March 31, 2009. The line of credit has $15.0M in total capacity.

CAMDEN		CAPITALIZED EXPENDITURES
		& MAINTENANCE EXPENSE
		(In thousands, except unit data)

(Unaudited)
	First Quarter 2009 (a)
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.4 years	$1,896	$37	$661	$13
Appliances	9.1 years	402	8	140	3
Painting	-	-	-	1,199	24
Cabinetry/Countertops	10.0 years	184	4	-	-
Other	9.1 years	684	13	333	7
Exteriors
Painting	5.0 years	30	1	-	-
Carpentry	10.0 years	139	3	-	-
Landscaping	5.6 years	183	4	2,495	49
Roofing	20.0 years	157	3	37	1
Site Drainage	10.0 years	31	1	-	-
Fencing/Stair	10.0 years	84	2	-	-
Other (c)	7.7 years	599	12	2,167	43
Common Areas
Mech., Elec., Plumbing	9.5 years	510	10	625	12
Parking/Paving	5.0 years	26	1	-	-
Pool/Exercise/Facility	7.2 years	492	10	196	4

		$5,417	$107	$7,853	$155

Weighted Average Apartment Homes			50,688		50,688

(a) Includes discontinued operations. Capitalized expenditures for discontinued operations were $42 for the three months ended March 31, 2009. Maintenance expenses for discontinued operations were $92 for the same period.
(b) Weighted average useful life of capitalized expenses for the three months ended March 31, 2009.
(c) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.

CAMDEN		NON-GAAP FINANCIAL MEASURES
	DEFINITIONS & RECONCILIATIONS
		(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income attributable to common shares computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income to FFO is provided below:

			Three Months Ended
			March 31,
			2009	2008
Net income attributable to common shareholders			$6,234	$14,915
Real estate depreciation and amortization from continuing operations			43,010	40,653
Real estate depreciation from discontinued operations			-	1,285
Adjustments for unconsolidated joint ventures			1,916	1,539
Income allocated to noncontrolling interest			421	1,156
(Gain) loss on sale of operating properties, net of taxes			-	(1,106)
(Gain) loss on sale of discontinued operations			-	(6,112)
Funds from operations - diluted			$51,581	$52,330

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted			56,047	55,625
FFO diluted			58,471	58,544

Net income attributable to common shareholders - diluted			$0.11	$0.27
FFO per common share - diluted			$0.88	$0.89

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income (EPS). A reconciliation of the ranges provided for expected net income per diluted share to expected
FFO per diluted share is provided below:
	2Q09 Range		2009 Range
	Low	High	Low	High

Expected net income attributable to common shareholders per share - diluted	$0.05	$0.09	$0.12	$0.37
Expected real estate depreciation	0.73	0.73	2.92	2.92
Expected adjustments for unconsolidated joint ventures	0.04	0.04	0.14	0.14
Expected income allocated to noncontrolling interest	0.00	0.00	0.02	0.02
Expected FFO per share - diluted	$0.82	$0.86	$3.20	$3.45

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers
NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income to net operating income is provided below:

	Three Months Ended
	March 31,
	2009	2008
Net income attributable to common shareholders	$6,234	$14,915
Fee and asset management income	(2,031)	(2,412)
Interest and other income	(735)	(1,333)
Income (loss) on deferred compensation plans	4,152	8,541
Property management expense	4,929	4,900
Fee and asset management expense	1,135	1,725
General and administrative expense	8,232	7,960
Interest expense	32,245	32,573
Depreciation and amortization	43,980	41,516
Amortization of deferred financing costs	817	734
Expense (benefit) on deferred compensation plans	(4,152)	(8,541)
Gain on sale of properties, including land	-	(1,106)
Gain on early retirement of debt	(166)	-
Equity in income (loss) of joint ventures	(408)	47
Distributions on perpetual preferred units	1,750	1,750
Net income allocated to noncontrolling interest	521	1,269
Income tax expense - current	299	273
Income from discontinued operations	(585)	(1,680)
Gain on sale of discontinued operations	-	(6,127)
Net Operating Income (NOI)	$96,217	$95,004

"Same Property" Communities	$80,872	$84,086
Non-"Same Property" Communities	11,669	8,964
Development and Lease-Up Communities	2,736	(55)
Redevelopment Communities	704	758
Dispositions / Other	236	1,251
Net Operating Income (NOI)	$96,217	$95,004

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued
operations, excluding equity in income of joint ventures, gain on sale of real estate assets, and net income allocated to noncontrolling interest. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income to EBITDA is provided below:

	Three Months Ended
	March 31,
	2009	2008
Net income attributable to common shareholders	$6,234	$14,915
Interest expense	32,245	32,777
Amortization of deferred financing costs	817	734
Depreciation and amortization	43,980	41,516
Distributions on perpetual preferred units	1,750	1,750
Net income allocated to noncontrolling interest	521	1,269
Income tax expense - current	299	273
Real estate depreciation and amortization from discontinued operations	-	1,292
Gain on sale of properties, including land	-	(1,106)
Gain on early retirement of debt	(166)	-
Equity in income (loss) of joint ventures	(408)	47
Gain on sale of discontinued operations	-	(6,127)
EBITDA	$85,272	$87,340

CAMDEN			OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Standard & Poors	BBB	Stable
	Moody's	Baa1	Stable

Estimated Future Dates:		Q2 '09	Q3 '09	Q4 '09	Q1 '10
Earnings release & conference call		Early Aug	Late Oct	Early Feb	Early May

Dividend Information - Common Shares:		Q1 '08
Declaration Date		03/16/09
Record Date		03/31/09
Payment Date		04/17/09
Distributions Per Share		$0.70

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and
Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call
1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo		Chairman & Chief Executive Officer
D. Keith Oden		President
H. Malcolm Stewart		Chief Operating Officer
Dennis M. Steen		Chief Financial Officer
Kimberly A. Callahan		Vice President - Investor Relations

CAMDEN						COMMUNITY TABLE
						Community Statistics as of 3/31/09

(Unaudited)							1Q09 Avg
			Year Placed	Average	Apartment	1Q09 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Copper Square	Phoenix	AZ	2000	786	332	92%	$795	$1.01
Camden Fountain Palms (1)	Peoria	AZ	1986/1996	1,050	192	90%	733	0.70
Camden Legacy	Scottsdale	AZ	1996	1,067	428	94%	914	0.86
Camden Pecos Ranch (1)	Chandler	AZ	2001	924	272	93%	789	0.85
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	94%	975	0.94
Camden Sierra (1)	Peoria	AZ	1997	925	288	92%	711	0.77
Camden Towne Center (1)	Glendale	AZ	1998	871	240	93%	738	0.85
Camden Vista Valley	Mesa	AZ	1986	923	357	92%	669	0.73
TOTAL ARIZONA	8	Properties		951	2,433	93%	800	0.84

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	93%	1,616	1.60
Camden Harbor View	Long Beach	CA	2004	975	538	94%	1,973	2.02
Camden Main and Jamboree (1)	Irvine	CA	2008	1,011	290	90%	1,782	1.76
Camden Martinique	Costa Mesa	CA	1986	794	714	91%	1,374	1.73
Camden Parkside (1)	Fullerton	CA	1972	836	421	92%	1,275	1.52
Camden Sea Palms	Costa Mesa	CA	1990	891	138	93%	1,522	1.71
Total Los Angeles/Orange County	6	Properties		904	2,481	92%	1,580	1.75

Camden Old Creek	San Marcos	CA	2007	1,037	350	91%	1,552	1.50
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	94%	1,536	1.60
Camden Tuscany	San Diego	CA	2003	896	160	92%	1,890	2.11
Camden Vineyards	Murrieta	CA	2002	1,053	264	89%	1,217	1.16
Total San Diego/Inland Empire	4	Properties		995	1,196	92%	1,518	1.52

TOTAL CALIFORNIA	10	Properties		934	3,677	92%	1,560	1.67

Camden Caley	Englewood	CO	2000	925	218	95%	910	0.98
Camden Centennial	Littleton	CO	1985	744	276	93%	694	0.93
Camden Denver West (1)	Golden	CO	1997	1,015	320	94%	1,048	1.03
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	93%	1,080	0.94
Camden Interlocken	Broomfield	CO	1999	1,022	340	95%	1,040	1.02
Camden Lakeway	Littleton	CO	1997	932	451	92%	908	0.97
Camden Pinnacle	Westminster	CO	1985	748	224	93%	661	0.88
TOTAL COLORADO	7	Properties		949	2,171	94%	924	0.97

Camden Ashburn Farms	Ashburn	VA	2000	1,062	162	96%	1,315	1.24
Camden Clearbrook	Frederick	MD	2007	1,048	297	97%	1,217	1.16
Camden College Park (1) (2)	College Park	MD	2008	942	508	Lease-up	1,713	1.82
Camden Dulles Station (2)	Oak Hill	VA	2009	984	366	Lease-up	1,569	1.59
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	94%	1,461	1.38
Camden Fairfax Corner	Fairfax	VA	2006	934	488	93%	1,511	1.62
Camden Fallsgrove	Rockville	MD	2004	996	268	98%	1,509	1.52
Camden Grand Parc	Washington	DC	2002	674	105	96%	2,180	3.23
Camden Lansdowne	Leesburg	VA	2002	1,006	690	94%	1,259	1.25
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	89%	1,560	1.52
Camden Monument Place	Fairfax	VA	2007	856	368	92%	1,386	1.62
Camden Potomac Yard (2)	Arlington	VA	2008	835	378	Lease-up	1,908	2.29
Camden Roosevelt	Washington	DC	2003	856	198	98%	2,232	2.61
Camden Russett	Laurel	MD	2000	992	426	94%	1,328	1.34
Camden Silo Creek	Ashburn	VA	2004	975	284	95%	1,213	1.24
Camden Summerfield (2)	Landover	MD	2008	957	291	Lease-up	1,638	1.71
Camden Westwind	Ashburn	VA	2006	1,036	464	94%	1,232	1.19
TOTAL DC METRO	17	Properties		969	6,068	94%	1,491	1.54

Camden Aventura	Aventura	FL	1995	1,108	379	94%	1,357	1.22
Camden Brickell	Miami	FL	2003	937	405	93%	1,403	1.50
Camden Doral	Miami	FL	1999	1,120	260	97%	1,462	1.31
Camden Doral Villas	Miami	FL	2000	1,253	232	97%	1,555	1.24
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	94%	1,601	1.54
Camden Plantation	Plantation	FL	1997	1,201	502	94%	1,265	1.05
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	95%	1,273	1.14
Total Southeast Florida	7	Properties		1,103	2,520	94%	1,405	1.27

Camden Club	Longwood	FL	1986	1,077	436	95%	855	0.79
Camden Hunter's Creek	Orlando	FL	2000	1,075	270	95%	983	0.91
Camden Lago Vista	Orlando	FL	2005	955	366	95%	899	0.94
Camden Landings	Orlando	FL	1983	748	220	95%	689	0.92
Camden Lee Vista	Orlando	FL	2000	937	492	94%	862	0.92
Camden Orange Court (2)	Orlando	FL	2008	812	261	Lease-up	1,238	1.54
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	94%	807	0.90
Camden Reserve	Orlando	FL	1990/1991	824	526	94%	748	0.91
Camden World Gateway	Orlando	FL	2000	979	408	92%	965	0.99
Total Orlando	9	Properties		928	3,557	94%	877	0.95

Camden Bay	Tampa	FL	1997/2001	943	760	94%	848	0.90
Camden Bay Pointe	Tampa	FL	1984	771	368	94%	687	0.89
Camden Bayside	Tampa	FL	1987/1989	748	832	95%	718	0.96
Camden Citrus Park	Tampa	FL	1985	704	247	93%	664	0.94
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	92%	678	0.93
Camden Lakeside	Brandon	FL	1986	729	228	93%	719	0.99
Camden Live Oaks	Tampa	FL	1990	1,093	770	95%	762	0.70
Camden Preserve	Tampa	FL	1996	942	276	95%	1,030	1.09
Camden Providence Lakes	Brandon	FL	1996	1,024	260	93%	871	0.85
Camden Royal Palms	Brandon	FL	2006	1,017	352	91%	940	0.92
Camden Westshore	Tampa	FL	1986	728	278	94%	798	1.10
Camden Woods	Tampa	FL	1986	1,223	444	90%	809	0.66
Total Tampa/St. Petersburg	12	Properties		897	5,503	94%	781	0.87

TOTAL FLORIDA	28	Properties		951	11,580	94%	946	0.99

Camden Brookwood	Atlanta	GA	2002	912	359	93%	968	1.06
Camden Dunwoody	Atlanta	GA	1997	1,007	324	93%	894	0.89
Camden Deerfield	Alpharetta	GA	2000	1,187	292	91%	906	0.76
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	92%	1,006	1.08
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	94%	857	0.84
Camden River	Duluth	GA	1997	1,103	352	91%	851	0.77
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	91%	832	0.73
Camden St. Clair	Atlanta	GA	1997	999	336	93%	936	0.94
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	91%	757	0.75
Camden Sweetwater	Lawrenceville	GA	2000	1,151	308	94%	749	0.65
TOTAL GEORGIA	10	Properties		1,042	3,202	92%	877	0.84

Camden Brookside (1)	Louisville	KY	1987	732	224	95%	633	0.86
Camden Meadows (1)	Louisville	KY	1987/1990	746	400	93%	663	0.89
Camden Oxmoor (1)	Louisville	KY	2000	903	432	95%	788	0.87
Camden Prospect Park (1)	Louisville	KY	1990	916	138	94%	747	0.82
TOTAL KENTUCKY	4	Properties		820	1,194	94%	712	0.87

Camden Passage (1)	Kansas City	MO	1989/1997	834	596	95%	688	0.83
Total Kansas City	1	Property		834	596	95%	688	0.83

Camden Cedar Lakes (1)	Lake St. Louis	MO	1986	852	420	92%	616	0.72
Camden Cove West (1)	Creve Coeur	MO	1990	828	276	94%	840	1.02
Camden Cross Creek (1)	St. Louis	MO	1973/1980	947	591	96%	747	0.79
Camden Westchase (1)	St. Louis	MO	1986	945	160	95%	842	0.89
Total St. Louis	4	Properties		896	1,447	94%	737	0.82

TOTAL MISSOURI	5	Properties		878	2,043	94%	723	0.82

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	94%	850	0.90
Camden Breeze	Las Vegas	NV	1989	846	320	95%	824	0.97
Camden Canyon	Las Vegas	NV	1995	987	200	97%	954	0.97
Camden Commons	Henderson	NV	1988	936	376	92%	873	0.93
Camden Cove	Las Vegas	NV	1990	898	124	93%	839	0.93
Camden Del Mar	Las Vegas	NV	1995	986	560	93%	1,008	1.02
Camden Fairways	Henderson	NV	1989	896	320	95%	979	1.09
Camden Hills	Las Vegas	NV	1991	439	184	94%	609	1.39
Camden Legends	Henderson	NV	1994	792	113	93%	876	1.11
Camden Palisades	Las Vegas	NV	1991	905	624	93%	860	0.95
Camden Pines (1)	Las Vegas	NV	1997	982	315	95%	922	0.94
Camden Pointe	Las Vegas	NV	1996	983	252	94%	878	0.89
Camden Summit (1)	Henderson	NV	1995	1,187	234	96%	1,205	1.01
Camden Tiara (1)	Las Vegas	NV	1996	1,043	400	93%	972	0.93
Camden Vintage	Las Vegas	NV	1994	978	368	93%	821	0.84
Oasis Bay (1)	Las Vegas	NV	1990	876	128	93%	881	1.01
Oasis Crossing (1)	Las Vegas	NV	1996	983	72	94%	867	0.88
Oasis Emerald (1)	Las Vegas	NV	1988	873	132	93%	757	0.87
Oasis Gateway (1)	Las Vegas	NV	1997	1,146	360	93%	918	0.80
Oasis Island (1)	Las Vegas	NV	1990	901	118	94%	714	0.79
Oasis Landing (1)	Las Vegas	NV	1990	938	144	94%	794	0.85
Oasis Meadows (1)	Las Vegas	NV	1996	1,031	383	91%	848	0.82
Oasis Palms (1)	Las Vegas	NV	1989	880	208	93%	798	0.91
Oasis Pearl (1)	Las Vegas	NV	1989	930	90	97%	789	0.85
Oasis Place (1)	Las Vegas	NV	1992	440	240	93%	587	1.34
Oasis Ridge (1)	Las Vegas	NV	1984	391	477	87%	532	1.36
Oasis Sierra (1)	Las Vegas	NV	1998	923	208	94%	903	0.98
Oasis Springs (1)	Las Vegas	NV	1988	838	304	92%	734	0.88
Oasis Vinings (1)	Las Vegas	NV	1994	1,152	234	94%	849	0.74
TOTAL NEVADA	29	Properties		903	8,016	93%	850	0.94

Camden Ballantyne	Charlotte	NC	1998	1,045	400	92%	838	0.80
Camden Cotton Mills	Charlotte	NC	2002	905	180	95%	1,213	1.34
Camden Dilworth	Charlotte	NC	2006	857	145	94%	1,170	1.37
Camden Fairview	Charlotte	NC	1983	1,036	135	95%	809	0.78
Camden Forest	Charlotte	NC	1989	703	208	91%	605	0.86
Camden Foxcroft (3)	Charlotte	NC	1979	940	156	88%	752	0.80
Camden Grandview	Charlotte	NC	2000	1,057	266	94%	1,309	1.24
Camden Habersham	Charlotte	NC	1986	773	240	93%	637	0.82
Camden Park Commons	Charlotte	NC	1997	861	232	93%	670	0.78
Camden Pinehurst	Charlotte	NC	1967	1,147	407	93%	756	0.66
Camden Sedgebrook	Charlotte	NC	1999	972	368	93%	781	0.80
Camden Simsbury	Charlotte	NC	1985	874	100	91%	750	0.86
Camden South End Square	Charlotte	NC	2003	882	299	91%	1,065	1.21
Camden Stonecrest	Charlotte	NC	2001	1,098	306	91%	899	0.82
Camden Touchstone	Charlotte	NC	1986	899	132	95%	744	0.83
Total Charlotte	15	Properties		961	3,574	93%	866	0.90

Camden Crest	Raleigh	NC	2001	1,013	438	93%	748	0.74
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	90%	802	0.77
Camden Lake Pine	Apex	NC	1999	1,066	446	95%	765	0.72
Camden Manor Park	Raleigh	NC	2006	966	484	94%	805	0.83
Camden Overlook	Raleigh	NC	2001	1,060	320	95%	853	0.80
Camden Reunion Park	Apex	NC	2000/2004	972	420	93%	651	0.67
Camden Westwood	Morrisville	NC	1999	1,027	354	96%	742	0.72
Total Raleigh	7	Properties		1,017	2,704	94%	763	0.75

TOTAL NORTH CAROLINA	22	Properties		985	6,278	93%	821	0.83

Camden Valleybrook	Chadds Ford	PA	2002	992	352	94%	1,261	1.27
TOTAL PENNSYLVANIA	1	Property		992	352	94%	1,261	1.27

Camden Cedar Hills (2)	Austin	TX	2008	911	208	Lease-up	935	1.03
Camden Gaines Ranch	Austin	TX	1997	955	390	91%	960	1.00
Camden Huntingdon	Austin	TX	1995	903	398	94%	749	0.83
Camden Laurel Ridge	Austin	TX	1986	702	183	91%	612	0.87
Camden Ridgecrest	Austin	TX	1995	855	284	94%	690	0.81
Camden South Congress (1)	Austin	TX	2001	975	253	93%	1,331	1.37
Camden Stoneleigh	Austin	TX	2001	908	390	94%	861	0.95
Total Austin	7	Properties		899	2,106	93%	877	0.98

Camden Breakers	Corpus Christi	TX	1996	868	288	95%	881	1.02
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	96%	662	0.85
Camden Miramar (4)	Corpus Christi	TX	1994-2004	482	778	98%	870	1.81
Total Corpus Christi	3	Properties		632	1,410	95%	821	1.30

Camden Addison (1)	Addison	TX	1996	942	456	93%	831	0.88
Camden Buckingham	Richardson	TX	1997	919	464	94%	799	0.87
Camden Centreport	Ft. Worth	TX	1997	911	268	93%	777	0.85
Camden Cimarron	Irving	TX	1992	772	286	95%	797	1.03
Camden Farmers Market	Dallas	TX	2001/2005	932	904	94%	905	0.97
Camden Gardens	Dallas	TX	1983	652	256	93%	562	0.86
Camden Glen Lakes	Dallas	TX	1979	877	424	95%	783	0.89
Camden Legacy Creek	Plano	TX	1995	831	240	97%	816	0.98
Camden Legacy Park	Plano	TX	1996	871	276	93%	850	0.98
Camden Oasis	Euless	TX	1986	548	602	89%	520	0.95
Camden Springs	Dallas	TX	1987	713	304	94%	574	0.80
Camden Valley Creek	Irving	TX	1984	855	380	93%	670	0.78
Camden Valley Park (3)	Irving	TX	1986	743	516	84%	689	0.93
Camden Valley Ridge	Irving	TX	1987	773	408	94%	594	0.77
Camden Westview	Lewisville	TX	1983	697	335	93%	623	0.89
Total Dallas/Ft. Worth	15	Properties		808	6,119	93%	729	0.90

Camden Baytown	Baytown	TX	1999	844	272	94%	899	1.07
Camden City Centre	Houston	TX	2007	932	379	94%	1,394	1.50
Camden Creek	Houston	TX	1984	639	456	94%	593	0.93
Camden Greenway	Houston	TX	1999	861	756	96%	1,034	1.20
Camden Holly Springs (1)	Houston	TX	1999	934	548	93%	894	0.96
Camden Midtown	Houston	TX	1999	844	337	98%	1,207	1.43
Camden Oak Crest	Houston	TX	2003	870	364	94%	835	0.96
Camden Park (1)	Houston	TX	1995	866	288	98%	793	0.92
Camden Plaza (1)	Houston	TX	2007	915	271	92%	1,336	1.46
Camden Royal Oaks	Houston	TX	2006	923	236	91%	1,063	1.15
Camden Steeplechase	Houston	TX	1982	748	290	96%	629	0.84
Camden Stonebridge	Houston	TX	1993	845	204	98%	850	1.00
Camden Sugar Grove (1)	Stafford	TX	1997	921	380	95%	863	0.94
Camden Vanderbilt	Houston	TX	1996/1997	863	894	96%	1,146	1.33
Camden West Oaks (5)	Houston	TX	1982	726	671	94%	577	0.80
Camden Whispering Oaks (2)	Houston	TX	2008	934	274	Lease-up	1,017	1.09
Total Houston	16	Properties		847	6,620	95%	943	1.11

TOTAL TEXAS	41	Properties		821	16,255	94%	843	1.03

TOTAL PROPERTIES	182	Properties		915	63,269	94%	$963	$1.05

(1)	Communities owned through investment in joint venture.
(2)	Completed communities in lease-up as of March 31, 2009 are excluded from total occupancy numbers.
(3)	Communities under redevelopment during 1Q09 are excluded from total occupancy numbers.
(4)	Miramar is a student housing community which is excluded from total occupancy numbers.
(5)	Communities held for sale as of March 31, 2009.